FCPT Announces Third Quarter 2018 Financial and Operating Results MILL VALLEY, CA – October 29, 2018 / Business Wire – Four Corners Property Trust, Inc. (“FCPT” or the “Company”, NYSE: FCPT) today announced financial results for the third quarter and nine months ended September 30, 2018. A supplemental financial and operating report that contains non-GAAP measures and other defined terms, along with this press release, has been posted to the investor relations section of the Company’s website at http://investors.fcpt.com/. Management Comments “During the third quarter we continued to deliver meaningful progress on our acquisition and diversification strategy, primarily through the $156 million Chili’s sale-leaseback transaction completed with Brinker International,” said Bill Lenehan, Chief Executive Officer. “The Chili’s portfolio represents attractive, corporate-operated locations with strong initial cash rent coverage of 3.9x. As importantly, in the quarter we were able to access both the equity and debt capital markets to support growth and assure we maintain a strong balance sheet with low leverage.” Financial Results Rental Revenue and Net Income Attributable to Common Shareholders • Rental revenue for the third quarter reached $31.3 million, an 8.6% increase over the prior year, and consisted of $29.0 million in cash rents and $2.3 million of straight-line and other non-cash rent adjustments. • Net income attributable to common shareholders was $17.5 million for the third quarter, or $0.27 per diluted share. These results compared to net income attributable to common shareholders of $19.2 million in the prior year, or $0.31 per diluted share, which included a $4.0 million gain on the sale of a property. • Net income attributable to common shareholders was $61.2 million for the nine months ended September 30, 2018, or $0.97 per diluted share, which included a $10.9 million gain on the sale of properties. These results compared to net income attributable to common shareholders of $53.0 million, or $0.88 per diluted share, which included a $7.3 million gain on the sale of a property, for the same nine-month period in the prior year. Funds from Operations (FFO) • NAREIT-defined FFO for the third quarter was $23.3 million, or $0.35 per diluted share, representing an increase of 2.9% in per diluted share results compared to the prior year. • NAREIT-defined FFO for the nine months ended September 30, 2018 was $66.8 million, or $1.05 per diluted share, representing an increase of 2.9% in per diluted share results compared to the same nine- month period in the prior year. Adjusted Funds from Operations (AFFO) • AFFO for the third quarter in 2018 was $22.5 million, or $0.34 per diluted share, representing an increase of 6.3% in per diluted share results compared to the prior year. • AFFO for the nine months ended September 30, 2018 was $64.4 million, or $1.02 per diluted share, representing an increase of 6.3% in per diluted share results compared to the same nine-month period in the prior year. General and Administrative (G&A) Expense • G&A expense for the third quarter was $3.2 million, which included $0.9 million of non-cash, stock-based compensation. These results compared to G&A expense of $2.9 million, which included $0.7 million of non-

cash, stock-based compensation for the same quarter in the prior year. • Cash G&A expense (after excluding non-cash stock-based compensation) for the nine months ended September 30, 2018 was $7.1 million, representing 8.4% of cash rental income for the nine-month period. These results compared favorably to the same nine-month period in the prior year, when cash G&A expense was 9.4% of cash rental income. Dividends • FCPT declared a dividend of $0.2750 per common share for the third quarter of 2018. Portfolio Activities Acquisitions • During the third quarter of 2018, FCPT acquired 56 restaurant properties with a combined purchase price of $176.2 million, at an initial weighted average cash yield of 6.4% and a weighted average lease term of 14.2 years. • The largest component of the third quarter acquisitions was the $155.7 million sale-leaseback transaction of 48 corporate-operated Chili’s restaurants with Brinker International. As of quarter end, Brinker is the Company’s second largest tenant representing 8.6% of annual cash base rent. FCPT believes rent is well- supported with conservative EBITDAR coverage averaging 3.9x for the portfolio. The properties are under individual leases with 15 years of initial term and rent increases of 10% every five years. Liquidity and Capital Markets Capital Raising • In August 2018, FCPT closed on a successful inaugural secondary offering of 4.0 million shares for $100.6 million in gross proceeds at a public offering price of $25.00 per share. The proceeds were used to help fund the Brinker International transaction. • During the third quarter of 2018, FCPT also raised $13.0 million in gross proceeds at a weighted average share price of $26.70 via its At-The-Market (ATM) stock program. • On September 18, 2018, FCPT entered into agreements to issue $100 million of senior, unsecured fixed rate notes consisting of $50 million of eight-year notes at a fixed interest rate of 4.63%, and $50 million of ten-year notes at a fixed interest rate of 4.73%. The all-in pricing represented 182 basis points and 192 basis points above the respective 8-year and 10-year interpolated U.S Treasury rates in place at the time of pricing. The funding of the offering is expected to occur on December 20, 2018. Cash • At September 30, 2018, FCPT had $26.9 million of available cash and cash equivalents. Credit Facility and Unsecured Note • At September 30, 2018, FCPT had $525 million of outstanding debt, consisting of a $400 million term loan and $125 million of unsecured fixed rate notes. At quarter end, FCPT was undrawn on its $250 million revolving credit facility. Real Estate Portfolio • As of September 30, 2018, the Company’s rental portfolio consisted of 591 restaurant properties located in 45 states. The properties are 99.9% occupied (measured by square feet) under long-term, net leases with a weighted average remaining lease term of approximately 12.4 years and an estimated portfolio weighted average EBITDAR to Lease Rent coverage of 4.7x.

Conference Call Information Company management will host a conference call and audio webcast on Tuesday, October 30, 2018 at 11:00 am Eastern Time to discuss the results. Interested parties can listen to the call via the following: Internet: Go to http://services.choruscall.com/links/fcpt181030.html at least 15 minutes prior to start time of the call, in order to register and to download any necessary audio software. Please note for those that register, the dial-in number will be provided upon registration. Phone: 1-888-346-5243 (domestic) / 1-412-317-5120 (international). Participants not pre-registered must ask to be joined into the Four Corners Property Trust call. Replay: Available through January 30, 2019 by dialing 1-877-344-7529 (domestic) / 1-412-317- 0088 (international), Replay Access Code 10125118. About FCPT FCPT is a real estate investment trust primarily engaged in the acquisition and leasing of restaurant properties. The Company seeks to grow its portfolio by acquiring additional real estate to lease, on a net basis, for use in the restaurant and related food services industry.

Cautionary Note Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of the federal securities laws. Forward- looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance; and expectations regarding the making of distributions and the payment of dividends. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For a further discussion of these and other factors that could cause the company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the company’s most recent annual report on Form 10-K, and other risks described in documents subsequently filed by the company from time to time with the Securities and Exchange Commission. Notice Regarding Non-GAAP Financial Measures: In addition to U.S. GAAP financial measures, this press release and the referenced supplemental financial and operating report contain and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the investor relations section of our website. Supplemental Materials and Website: Supplemental materials on the Second Quarter 2018 operating results and other information on the Company are available on the investors relations section of FCPT’s website at www.investors.fcpt.com. FCPT Bill Lenehan, 415-965-8031 CEO Gerry Morgan, 415-965-8032 CFO

Four Corners Property Trust Consolidated Statements of Income (Unaudited) (In thousands, except share and per share data) Three Months Ended September 30, Nine Months Ended September 30, 2018 2017 2018 2017 Revenues: Rental revenue $ 31,324 $ 28,835 $ 90,509 $ 84,926 Restaurant revenue 4,798 4,676 15,091 14,445 Total revenues 36,122 33,511 105,600 99,371 Expenses: General and administrative 3,225 2,899 10,098 9,215 Depreciation and amortization 5,743 5,425 16,312 16,254 Restaurant expenses 4,713 4,571 14,370 13,823 Interest expense 4,934 5,463 14,667 14,066 Total expenses 18,615 18,358 55,447 53,358 Other income 164 172 752 211 Realized gain on sale, net - 4,042 10,879 7,333 Income before income tax 17,671 19,367 61,784 53,557 Income tax expense (64) (33) (189) (139) Net income 17,607 19,334 61,595 53,418 Net income attributable to noncontrolling interest (111) (129) (402) (374) Net Income Attributable to Common Shareholders $ 17,496 $ 19,205 $ 61,193 $ 53,044 Basic net income per share $ 0.27 $ 0.31 $ 0.97 $ 0.88 Diluted net income per share $ 0.27 $ 0.31 $ 0.97 $ 0.88 Regular dividends declared per share $ 0.2750 $ 0.2425 $ 0.8250 $ 0.7275 Weighted-average shares outstanding: Basic 65,347,842 61,112,051 62,804,123 60,457,949 Diluted 65,577,975 61,256,145 62,987,282 60,567,152

Four Corners Property Trust Consolidated Balance Sheets (In thousands, except share data) September 30, 2018 (Unaudited) December 31, 2017 ASSETS Real estate investments: Land $ 549,070 $ 449,331 Buildings, equipment and improvements 1,214,792 1,115,624 Total real estate investments 1,763,862 1,564,955 Less: Accumulated depreciation (610,835) (598,846) Total real estate investments, net 1,153,027 966,109 Intangible lease assets, net 12,549 3,835 Total real estate investments and intangible lease assets, net 1,165,576 969,944 Cash and cash equivalents 26,890 64,466 Straight-line rent adjustment 27,799 21,130 Derivative assets 12,634 4,997 Other assets 3,279 8,122 Total Assets $ 1,236,178 $ 1,068,659 LIABILITIES AND EQUITY Liabilities: Long-term debt ($525,000 net of deferred financing costs) $ 516,904 $ 515,539 Dividends payable 18,519 16,843 Rent received in advance 8,300 8,295 Derivative liabilities - 8 Other liabilities 7,377 5,706 Total liabilities 551,100 546,391 Equity: Preferred stock, $0.0001 par value per share, 25,000,000 shares authorized, zero shares issued and outstanding - - Common stock, $0.0001 par value per share, 500,000,000 shares authorized, 67,441,692 and 61,329,489 shares issued and outstanding, respectively 7 6 Additional paid-in capital 620,216 473,685 Accumulated other comprehensive income 12,566 4,478 Noncontrolling interest 7,896 7,781 Retained earnings 44,393 36,318 Total equity 685,078 522,268 Total Liabilities and Equity $ 1,236,178 $ 1,068,659

Four Corners Property Trust FFO and AFFO (Unaudited) (In thousands, except share and per share data) Three Months Ended September 30, Nine Months Ended September 30, 2018 2017 2018 2017 Funds from operations (FFO): Net income $ 17,607 $ 19,334 $ 61,595 $ 53,418 Depreciation and amortization 5,724 5,414 16,264 16,231 Realized gain on sales of real estate - (4,042) (10,879) (7,333) Realized gain on exchange of real estate (1) - - (228) - FFO (as defined by NAREIT) $ 23,331 $ 20,706 $ 66,752 $ 62,316 Straight-line rent (2,294) (2,488) (6,857) (7,283) Non-cash stock-based compensation 930 722 3,037 1,920 Non-cash amortization of deferred financing costs 458 452 1,368 1,265 Other non-cash interest expense 33 42 27 105 Non-real estate investment depreciation 19 11 48 23 Amortization of above and below market leases 15 - 46 - Adjusted Funds from Operations (AFFO) $ 22,492 $ 19,445 $ 64,421 $ 58,346 (2) Fully diluted shares outstanding 65,987,295 61,665,465 63,396,602 60,992,881 FFO per diluted share $ 0.35 $ 0.34 $ 1.05 $ 1.02 AFFO per diluted share $ 0.34 $ 0.32 $ 1.02 $ 0.96 (1) Non-cash gain recognized for GAAP purposes on the transfer of nonfinancial assets related to an excess land parcel exchange. (2) Assumes the issuance of common shares for OP units held by non-controlling interest.